UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 11, 2010
K-TRON INTERNATIONAL, INC.

(Exact Name of Registrant Specified in Charter)

New Jersey	0-9576	22-1759452

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Routes 55 & 553 P.O. Box 888 Pitman, New Jersey	08071-0888

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (856) 589-0500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 11, 2010, K-Tron International, Inc. and Hillenbrand, Inc. issued a joint press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 11, 2010 issued by K-Tron International, Inc. and Hillenbrand, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.
By	ROBERT E. WISNIEWSKI
Robert E. Wisniewski
Senior Vice President, Chief Financial Officer and Treasurer

Dated: January 11, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated January 11, 2010 issued by K-Tron International, Inc. and Hillenbrand, Inc.